                                               AMENDED AND RESTATED

                                                DECLARATION OF TRUST

                                                         OF

                                      OPPENHEIMER GOLD & SPECIAL MINERALS FUND

         This  AMENDED AND  RESTATED  DECLARATION  OF TRUST,  made as of June 7, 2002 by and among the  individuals executing this Amended and Restated Declaration of Trust as the Trustees.
         WHEREAS,  the Trustees  established  Oppenheimer Gold & Special Minerals Fund (the "Trust"),  a trust fund under the laws of the  Commonwealth  of  Massachusetts  for the investment and  reinvestment  of funds  contributed thereto under a Declaration of Trust dated October 7, 1985;
         WHEREAS,  pursuant to Section 2 of Article  FOURTH the Trustees of the Trust have  authorized the issuance of additional classes of shares pursuant to Section 2 of Article FOURTH;
         WHEREAS, the Trustees desire to make certain permitted changes to said Declaration of Trust;
         WHEREAS, such changes have been approved by the Fund's shareholders;
         NOW, THEREFORE,  the Trustees declare that all money and property  contributed to the trust fund hereunder shall  henceforth be held and managed under this Amended and Restated  Declaration  of Trust IN TRUST as herein set forth below.
         FIRST:  This Trust shall be known as  OPPENHEIMER  GOLD & SPECIAL  MINERALS FUND. The address of the Trust is 498  Seventh  Avenue,  New York,  New York  10018.  The  Registered  Agent for  Service in  Massachusetts  is CT
Corporation System, 101 Federal Street, Boston, MA 02110.
         SECOND:  Whenever used herein, unless otherwise required by the context or specifically provided:
                  1. All  terms  used in this  Declaration  of  Trust  that are  defined  in the 1940 Act  (defined below) shall have the meanings given to them in the 1940 Act.
                  2.  "Board" or "Board of Trustees" or the "Trustees" means the Board of Trustees of the Trust.
                  3.  "By-Laws" means the By-Laws of the Trust as amended from time to time.
                  4. "Class" means a class of a series of Shares (as defined  below) of the Trust  established  and designated under or in accordance with the provisions of Article FOURTH.
                  5.  "Commission" means the Securities and Exchange Commission.
                  6.  "Declaration  of Trust"  means this Amended and  Restated  Declaration  of Trust as it may be
amended or restated from time to time.
                  7. The "1940 Act"  refers to the  Investment  Company  Act of 1940 and the Rules and  Regulations
of the Commission thereunder, all as amended from time to time.
                  8.  "Series"  refers to Series of Shares  of the Trust  established  and  designated  under or in accordance with the provisions of Article FOURTH.
                  9.  "Shareholder" means a record owner of Shares of the Trust.

                  10.  "Shares"  refers to the  transferable  units of interest into which the beneficial  interest in the Trust or any Series or Class of the Trust (as the context may  require)  shall be divided  from time to time and includes fractions of Shares as well as whole Shares.
                  11. The  "Trust"  refers to the  Massachusetts  business  trust  created by this  Declaration  of
Trust, as amended or restated from time to time.
                  12.  "Trustees"  refers to the  individual  trustees in their  capacity as trustees  hereunder of the Trust and their successor or successors for the time being in office as such trustees.
         THIRD:
         The  purpose or  purposes  for which the Trust is formed  and the  business  or objects to be  transacted, carried on and promoted by it are as follows:
         1. To hold,  invest or reinvest its funds,  and in  connection  therewith to hold part or all of its funds in cash,  and to purchase or otherwise  acquire,  hold for  investment  or  otherwise,  sell,  sell short,  assign, negotiate,  transfer,  exchange or otherwise dispose of or turn to account or realize upon,  securities (which term
"securities"  shall for the purposes of this Declaration of Trust,  without  limitation of the generality  thereof, be deemed to  include  any  stocks,  shares,  bonds,  financial  futures  contracts,  indexes,  debentures,  notes, mortgages and/or other  obligations,  and any certificates,  receipts,  warrants or other instruments  representing rights to  receive,  purchase  or  subscribe  for the same,  or  evidencing  or  representing  any other  rights or interests  therein,  or in any property or assets)  created or issued by any issuer (which term "issuer"  shall for the purposes of this Declaration of Trust,  without  limitation of the generality  thereof be deemed to include any persons, firms, associations, corporations, syndicates, combinations,  organizations,  governments, or subdivisions thereof)  and in  financial  instruments  (whether  they are  considered  as  securities  or  commodities);  and to exercise,  as owner or holder of any  securities or financial  instruments,  all rights,  powers and  privileges in respect  thereof;  and to do any and  all  acts  and  things  for the  preservation,  protection,  improvement  and enhancement in value of any or all such securities or financial instruments.
         2. To borrow  money and pledge  assets in  connection  with any of the  objects or  purposes of the Trust, and to issue notes or other  obligations  evidencing such  borrowings,  to the extent permitted by the 1940 Act and by the Trust's fundamental investment policies under the 1940 Act.
         3. To  issue  and  sell  its  Shares  in such  Series  and  Classes  and  amounts  and on such  terms  and conditions,  for such purposes and for such amount or kind of consideration  (including without limitation thereto, securities) now or hereafter  permitted by the laws of the  Commonwealth of  Massachusetts  and by this Declaration of Trust, as the Trustees may determine.
         4. To purchase or otherwise  acquire,  hold, dispose of, resell,  transfer,  reissue or cancel its Shares, or to classify or reclassify any unissued  Shares or any Shares  previously  issued and reacquired of any Series or
Class into one or more Series or Classes  that may have been  established  and  designated  from time to time,  all without  the vote or consent of the  Shareholders  of the Trust,  in any manner and to the extent now or  hereafter permitted by this Declaration of Trust.
         5. To  conduct  its  business  in all its  branches  at one or more  offices  in New  York,  Colorado  and elsewhere in any part of the world, without restriction or limit as to extent.
         6. To carry out all or any of the  foregoing  objects and  purposes as  principal  or agent,  and alone or with  associates or to the extent now or hereafter  permitted by the laws of  Massachusetts,  as a member of, or as the owner or holder of any stock of, or share of interest in, any issuer,  and in  connection  therewith or make or enter into such deeds or  contracts  with any issuers and to do such acts and things and to exercise  such  powers, as a natural person could lawfully make, enter into, do or exercise.
         7. To do any and all such  further  acts and things and to  exercise  any and all such  further  powers as may be necessary, incidental,  relative, conducive,  appropriate or desirable for the accomplishment,  carrying out or attainment of all or any of the foregoing purposes or objects.

         The foregoing objects and purposes shall,  except as otherwise  expressly  provided,  be in no way limited or  restricted by reference  to, or inference  from,  the terms of any other clause of this or any other Article of this  Declaration of Trust,  and shall each be regarded as  independent  and construed as powers as well as objects and  purposes,  and the  enumeration  of specific  purposes,  objects and powers shall not be construed to limit or restrict in any manner the meaning of general terms or the general  powers of the Trust now or hereafter  conferred by the laws of the  Commonwealth  of  Massachusetts  nor shall  the  expression  of one thing be deemed to  exclude another,  though it be of a similar or dissimilar nature, not expressed;  provided,  however,  that the Trust shall not carry on any  business,  or exercise any powers,  in any state,  territory,  district or country  except to the extent that the same may lawfully be carried on or exercised under the laws thereof.
         FOURTH:
         1. The  beneficial  interest in the Trust shall be divided  into  Shares,  all without par value,  but the
Trustees shall have the authority from time to time,  without  shareholder  approval,  to create one or more Series of Shares in addition to the Series  specifically  established and designated in Part 3 of this Article FOURTH, and to divide the shares of any Series into two or more  Classes  pursuant  to Part 2 of this  Article  FOURTH,  all as they deem  necessary or desirable,  to establish and  designate  such Series and Classes,  and to fix and determine the  relative  rights  and  preferences  as  between  the  different  Series  or  Classes  of Shares as to right of redemption  and the price,  terms and manner of redemption,  liabilities  and expenses to be borne by any Series or
Class,  special  and  relative  rights as to  dividends  and other  distributions  and on  liquidation,  sinking or purchase fund  provisions,  conversion on liquidation,  conversion  rights,  and conditions under which the several
Series or Classes of Shares shall have  individual  voting rights or no voting  rights.  Except as  aforesaid,  all
Shares of the different Series shall be identical.
                  (a) The number of  authorized  Shares and the number of Shares of each Series and each Class of a
Series that may be issued is  unlimited,  and the  Trustees  may issue  Shares of any Series or Class of any Series for such  consideration  and on such terms as they may  determine (or for no  consideration  if pursuant to a Share dividend or  split-up),  all  without  action or  approval  of the  Shareholders.  All Shares when so issued on the terms  determined by the Trustees shall be fully paid and  non-assessable.  The Trustees may classify or reclassify any  unissued  Shares or any Shares  previously  issued and  reacquired  of any Series  into one or more  Series or
Classes of Series that may be  established  and  designated  from time to time.  The  Trustees may hold as treasury
Shares  (of the  same or some  other  Series),  reissue  for  such  consideration  and on such  terms  as they  may determine, or cancel, at their discretion from time to time, any Shares of any Series reacquired by the Trust.
                  (b) The  establishment  and  designation  of any Series or any Class of any Series in addition to that  established and designated in Part 3 of this Article FOURTH shall be effective with the  effectiveness  of an instrument  setting forth such  establishment  and  designation  and the relative  rights and  preferences  of such
Series or such Class of such Series,  or as otherwise  provided in such  instrument.  At any time that there are no
Shares  outstanding  of any  particular  Series  previously  established  and  designated,  the  Trustees may by an instrument  executed by a majority  of their  number  abolish  that Series and the  establishment  and  designation thereof.  If and to the  extent  the  instrument  referred  to in this  paragraph  shall  be an  amendment  to this
Declaration of Trust, the Trustees may make any such amendment without shareholder approval.
                  (c) Any  Trustee,  officer or other agent of the Trust,  and any  organization  in which any such person is interested  may acquire,  own, hold and dispose of Shares of any Series or any Class of any Series of the
Trust to the same extent as if such person were not a Trustee,  officer or other agent of the Trust;  and the Trust may issue and sell or cause to be issued  and sold and may  purchase  Shares of any  Series or Class of any  Series from any such person or any such  organization  subject  only to the  general  limitations,  restrictions  or other provisions applicable to the sale or purchase of Shares of such Series or Class generally.
         2.       The  Trustees  shall  have  the  authority  from  time to  time,  without  obtaining  shareholder approval,  to divide the Shares of any Series into two or more Classes as they deem necessary or desirable,  and to establish  and designate  such  Classes.  In such event,  each Class of a Series shall  represent  interests in the designated Series of the Trust and have such voting,  dividend,  liquidation and other rights as may be established and designated by the Trustees.  Expenses  related  directly or indirectly to the Shares of a Class of a Series may be borne solely by such Class (as shall be determined by the Trustees)  and, as provided in Article  FIFTH, a Class of a Series may have exclusive  voting rights with respect to matters  relating  solely to such Class.  The bearing of expenses solely by a Class of Shares of a Series shall be appropriately  reflected (in the manner  determined by the  Trustees) in the net asset value,  dividend  and  liquidation  rights of the Shares of such Class of a Series.
The  division of the Shares of a Series into Classes and the terms and  conditions  pursuant to which the Shares of the  Classes of a Series will be issued  must be made in  compliance  with the 1940 Act. No division of Shares of a
Series into  Classes  shall  result in the  creation of a Class of Shares  having a  preference  as to dividends or distributions  or a preference  in the event of any  liquidation,  termination  or winding up of the Trust,  to the extent such a preference is prohibited by Section 18 of the 1940 Act as to the Trust.
                  The  relative  rights and  preferences  of Shares of different  Classes  shall be the same in all respects  except  that,  unless  and until the Board of  Trustees  shall  determine  otherwise:  (i) when a vote of
Shareholders  is required under this  Declaration of Trust or when a meeting of Shareholders is called by the Board of  Trustees,  the Shares of a Class shall vote  exclusively  on matters  that  affect  that Class  only,  (ii) the expenses  related to a Class shall be borne solely by such Class (as  determined and allocated to such Class by the
Trustees from time to time in a manner  consistent with parts 2 and 3 of this Article  FOURTH);  and (iii) pursuant to paragraph 10 of Article  NINTH,  the Shares of each Class shall have such other  rights and  preferences  as are set forth from time to time in the then-effective  Prospectus and/or Statement of Additional  Information  relating to the  Shares.  Dividends  and  distributions  on one class may differ from the  dividends  and  distributions  on another  Class,  and the net asset  value of the  Shares of one Class may  differ  from the net asset  value of the
Shares of another Class.
         3.       Without  limiting the  authority  of the  Trustees set forth in part 1 of this Article  FOURTH to establish and  designate any further  Series,  the Trustees  hereby  establish one Series of Shares having the same name as the Trust,  and said  Shares  shall be divided  into such number of Classes as shall be set forth from time to time in the then  effective  prospectus  and/or  statement of additional  information  relating to the Fund. The
Shares of that Series and any Shares of any  further  Series or Classes  that may from time to time be  established and designated by the Trustees shall (unless the Trustees  otherwise  determine with respect to some further Series or  Classes  at the time of  establishing  and  designating  the  same)  have the  following  relative  rights  and preferences:
                  (a) Assets  Belonging to Series.  All  consideration  received by the Trust for the issue or sale
                      ---------------------------
of Shares of a particular  Series,  together with all assets in which such consideration is invested or reinvested, all income,  earnings,  profits,  and proceeds thereof,  including any proceeds derived from the sale,  exchange or liquidation of such assets,  and any funds or payments derived from any reinvestment of such proceeds,  in whatever form the same may be,  shall  irrevocably  belong to that Series for all  purposes,  subject  only to the rights of creditors,  and shall be so recorded upon the books of account of the Trust. Such  consideration,  assets,  income, earnings,  profits, and proceeds thereof,  including any proceeds derived from the sale, exchange or liquidation of such assets,  and any funds or payments derived from any  reinvestment of such proceeds,  in whatever form the same may be,  together  with any General  Items  allocated  to that Series as provided in the  following  sentence,  are herein  referred  to as  "assets  belonging  to" that  Series.  In the event  that  there are any  assets,  income, earnings,  profits,  and proceeds  thereof,  funds, or payments which are not readily  identifiable as belonging to any particular Series  (collectively  "General Items"), the Trustees shall allocate such General Items to and among any one or more of the Series  established  and  designated  from time to time in such  manner and on such basis as they,  in their sole  discretion,  deem fair and  equitable;  and any General  Items so  allocated  to a particular
Series shall belong to that Series.  Each such  allocation  by the Trustees  shall be  conclusive  and binding upon the shareholders of all Series for all purposes.
                  (b) (1)  Liabilities  Belonging  to  Series.  The  assets  belonging  to each  particular  Series
                           ----------------------------------
shall be charged with the liabilities of the Trust in respect of that Series and all expenses,  costs,  charges and reserves  attributable  to that  Series.  Any general  liabilities,  expenses,  costs,  charges and reserves of the
Trust which are not  identifiable  as belonging  to any  particular  Series  shall be allocated  and charged by the
Trustees to and among any one or more of the Series  established  and  designated  from time to time in such manner and on such basis as the Trustees in their sole  discretion  deem fair and equitable.  The  liabilities,  expenses, costs,  charges  and  reserves  allocated  and so charged to each  Series are herein  referred  to as  "liabilities belonging to" that Series. Each allocation of liabilities,  expenses,  costs,  charges and reserves by the Trustees shall be conclusive and binding upon the shareholders of all Series for all purposes.
                  (2)      Liabilities  Belonging  to a Class.  If a Series is  divided  into more than one  Class,
                           ----------------------------------
the liabilities,  expenses,  costs, charges and reserves  attributable to a Class shall be charged and allocated to the  Class to which  such  liabilities,  expenses,  costs,  charges  or  reserves  are  attributable.  Any  general liabilities,  expenses,  costs, charges or reserves belonging to the Series which are not identifiable as belonging to any  particular  Class  shall be  allocated  and  charged  by the  Trustees  to and among any one or more of the
Classes  established  and  designated  from time to time in such manner and on such basis as the  Trustees in their sole  discretion  deem fair and  equitable.  The  allocations  described in the two  preceding  sentences  shall be subject to the 1940 Act and any release,  rule,  regulation,  interpretation  or order thereunder  relating to such allocations.  The liabilities,  expenses,  costs,  charges and reserves  allocated and so charged to each Class are herein referred to as "liabilities  belonging to" that Class.  Each  allocation of  liabilities,  expenses,  costs, charges and  reserves  by the  Trustees  shall be  conclusive  and binding  upon the holders of all Classes for all purposes.
                  (c)  Dividends.  Dividends  and  distributions  on Shares of a particular  Series or Class may be
                       ---------
paid to the holders of Shares of that Series or Class,  with such  frequency as the Trustees may  determine,  which may be daily or  otherwise  pursuant  to a  standing  resolution  or  resolutions  adopted  only  once or with such frequency as the Trustees may determine,  from such of the income and capital gains, accrued or realized,  from the assets  belonging  to that  Series,  as the  Trustees  may  determine,  after  providing  for  actual  and  accrued liabilities  belonging to such Series or Class. All dividends and  distributions  on Shares of a particular  Series or Class shall be distributed  pro rata to the  shareholders of such Series or Class in proportion to the number of
Shares of such  Series  or Class  held by such  shareholders  at the date and time of  record  established  for the payment of such dividends or  distributions,  except that in connection with any dividend or  distribution  program or procedure the Trustees may  determine  that no dividend or  distribution  shall be payable on Shares as to which the  Shareholder's  purchase  order and/or  payment have not been received by the time or times  established by the
Trustees  under such program or  procedure.  Such  dividends and  distributions  may be made in cash or Shares or a combination  thereof as  determined by the Trustees or pursuant to any program that the Trustees may have in effect at the time for the election by each  Shareholder  of the mode of the making of such  dividend or  distribution  to that  Shareholder.  Any such  dividend or  distribution  paid in Shares will be paid at the net asset value thereof as determined in accordance with paragraph 13 of Article SEVENTH.
                  (d)   Liquidation.   In  the  event  of  the  liquidation  or  dissolution  of  the  Trust,   the
                        -----------
Shareholders  of each  Series and all Classes of each Series that have been  established  and  designated  shall be entitled  to  receive,  as a Series or Class,  when and as  declared  by the  Trustees,  the  excess of the  assets belonging to that Series over the liabilities  belonging to that Series or Class.  The assets so  distributable  to the Shareholders of any particular Class and Series shall be distributed  among such  Shareholders in proportion to the number of Shares of such Class of that Series held by them and recorded on the books of the Trust.
                  (e)  Transfer.  All  Shares  of each  particular  Series  or  Class  shall be  transferable,  but
                       --------
transfers of Shares of a  particular  Class or Series will be recorded on the Share  transfer  records of the Trust applicable  to such  Series or Class only at such times as  Shareholders  shall have the right to require the Trust to redeem Shares of such Series or Class and at such other times as may be permitted by the Trustees.
                  (f)  Equality.  All Shares of each Series  shall  represent  an equal  proportionate  interest in
                       --------
the assets  belonging  to that Series  (subject to the  liabilities  belonging  to such Series or any Class of that
Series),  and each Share of any  particular  Series shall be equal to each other Share of that Series and Shares of each Class of a Series  shall be equal to each other  Share of such  Class;  but the  provisions  of this  sentence shall not restrict any  distinctions  permissible  under this Article  FOURTH that may exist with respect to Shares of a Series or the  different  Classes  of a Series.  The  Trustees  may from time to time  divide or  combine  the
Shares  of any  particular  Class or  Series  into a greater  or  lesser  number of Shares of that  Class or Series without thereby changing the proportionate  beneficial  interest in the assets belonging to that Class or Series or in any way affecting the rights of Shares of any other Class or Series.
                  (g) Fractions.  Any fractional  Share of any Class and Series,  if any such  fractional  Share is
                      ---------
outstanding,  shall  carry  proportionately  all the  rights  and  obligations  of a whole  Share of that Class and
Series,  including those rights and  obligations  with respect to voting,  receipt of dividends and  distributions, redemption of Shares, and liquidation of the Trust.
                  (h)  Conversion  Rights.  Subject  to  compliance  with the  requirements  of the 1940  Act,  the
                       ------------------
Trustees  shall have the  authority  to provide  that (i)  holders of Shares of any Series  shall have the right to exchange  said Shares into Shares of one or more other Series of Shares,  (ii) holders of shares of any Class shall have the right to  exchange  said  Shares  into  Shares of one or more  other  Classes  of the same or a  different
Series,  and/or (iii) the Trust shall have the right to carry out exchanges of the aforesaid  kind, in each case in accordance with such requirements and procedures as may be established by the Trustees.
                  (i)  Ownership  of Shares.  The  ownership  of Shares shall be recorded on the books of the Trust
                       --------------------
or of a transfer  or similar  agent for the Trust,  which books shall be  maintained  separately  for the Shares of each Class and Series that has been  established  and  designated.  No  certification  certifying  the ownership of
Shares need be issued  except as the  Trustees may  otherwise  determine  from time to time.  The Trustees may make such rules as they consider  appropriate for the issuance of Share certificates,  the use of facsimile  signatures, the  transfer of Shares and similar  matters.  The record  books of the Trust as kept by the Trust or any  transfer or similar agent,  as the case may be, shall be conclusive as to who are the  Shareholders  and as to the number of
Shares of each Class and Series held from time to time by each such Shareholder.
                  (j)  Investments  in the  Trust.  The  Trustees  may  accept  investments  in the Trust from such
                       --------------------------
persons and on such terms and for such  consideration,  not  inconsistent  with the  provisions of the 1940 Act, as they from time to time authorize.  The Trustees may authorize any distributor,  principal  underwriter,  custodian, transfer  agent or other  person  to  accept  orders  for the  purchase  or sale of  Shares  that  conform  to such authorized  terms  and to reject  any  purchase  or sale  orders  for  Shares  whether  or not  conforming  to such authorized terms.
         FIFTH:  The  following  provisions  are hereby  adopted  with  respect  to voting  Shares of the Trust and certain other rights:
                  1.       The  Shareholders  shall have the power to vote (a) for the  election of  Trustees  when that issue is submitted to them,  (b) with respect to the amendment of this  Declaration  of Trust except where the
Trustees are given  authority to amend the  Declaration  of Trust  without  shareholder  approval,  (c) to the same extent  as the  shareholders  of a  Massachusetts  business  corporation,  as to  whether  or not a  court  action, proceeding  or claim should be brought or  maintained  derivatively  or as a class action on behalf of the Trust or the  Shareholders,  and (d) with respect to those matters  relating to the Trust as may be required by the 1940 Act or required by law, by this  Declaration  of Trust,  or the By-Laws of the Trust or any  registration  statement of the Trust filed with the Commission or any State, or as the Trustees may consider desirable.
                  2.       The Trust  will not hold  shareholder  meetings  unless  required  by the 1940 Act,  the provisions of this Declaration of Trust, or any other applicable law.
                  3.       At all  meetings  of  Shareholders,  each  Shareholder  shall be entitled to one vote on each matter  submitted to a vote of the  Shareholders of the affected Series for each Share standing in his name on the books of the Trust on the date,  fixed in accordance  with the By-Laws,  for  determination  of Shareholders of the affected  Series  entitled to vote at such meeting  (except,  if the Board so determines,  for Shares  redeemed prior to the meeting),  and each such Series shall vote separately  ("Individual Series Voting"); a Series shall be deemed  to be  affected  when a vote of the  holders  of that  Series  on a matter  is  required  by the 1940  Act;
provided,  however,  that as to any matter with respect to which a vote of Shareholders is required by the 1940 Act or by any applicable law that must be complied with, such  requirements  as to a vote by  Shareholders  shall apply in lieu of  Individual  Series Voting as described  above.  If the shares of a Series shall be divided into Classes as  provided  in Article  FOURTH,  the shares of each Class  shall have  identical  voting  rights  except that the
Trustees,  in their  discretion,  may  provide a Class of a Series with  exclusive  voting  rights with  respect to matters  which  relate  solely to such  Classes.  If the Shares of any Series  shall be divided into Classes with a
Class  having  exclusive  voting  rights  with  respect to  certain  matters,  the  quorum and voting  requirements described  below  with  respect  to action  to be taken by the  Shareholders  of the  Class of such  Series on such matters shall be applicable  only to the Shares of such Class.  Any  fractional  Share shall carry  proportionately all the rights of a whole Share,  including the right to vote and the right to receive  dividends.  The presence in person or by proxy of the  holders  of  one-third  of the  Shares,  or of the  Shares of any Series or Class of any
Series,  outstanding and entitled to vote thereat shall  constitute a quorum at any meeting of the  Shareholders or of that Series or Class,  respectively;  provided however, that if any action to be taken by the Shareholders or by a Series or Class at a meeting requires an affirmative vote of a majority,  or more than a majority,  of the shares outstanding  and  entitled  to vote,  then in such  event the  presence  in person or by proxy of the  holders of a majority  of the shares  outstanding  and  entitled  to vote at such a meeting  shall  constitute  a quorum for all purposes.  If at any meeting of the  Shareholders  there shall be less than a quorum present,  the  Shareholders or the Trustees  present at such  meeting  may,  without  further  notice,  adjourn the same from time to time until a quorum shall attend,  but no business shall be transacted at any such  adjourned  meeting except such as might have been lawfully transacted had the meeting not been adjourned.
                  4.       Each  Shareholder  of a Series  or Class,  upon  request  to the  Trust in  proper  form determined  by the Trust,  shall be  entitled  to require the Trust to redeem from the net assets of that Series or
Class all or part of the Shares of such  Series or Class  standing in the name of such  Shareholder.  The method of computing  such net asset  value,  the time at which such net asset  value  shall be  computed  and the time within which the Trust shall make payment  therefor,  shall be determined as  hereinafter  provided in Article  SEVENTH of this  Declaration of Trust.  Notwithstanding  the foregoing,  the Trustees,  when permitted or required to do so by the 1940 Act, may suspend the right of the Shareholders to require the Trust to redeem Shares.
                  5.       No Shareholder  shall,  as such holder,  have any right to purchase or subscribe for any security  of the Trust  which it may issue or sell,  other  than such  right,  if any,  as the  Trustees,  in their discretion, may determine.
                  6.       All persons who shall acquire  Shares shall  acquire the same subject to the  provisions of the Declaration of Trust.
         SIXTH:
                  1. The  persons  who shall  act as  initial  Trustees  until the  first  meeting  or until  their successors  are duly chosen and  qualify  are the  initial  trustees  executing  this  Declaration  of Trust or any counterpart  thereof.  However,  the  By-Laws of the Trust may fix the number of  Trustees  at a number  greater or lesser than the number of initial  Trustees  and may  authorize  the Trustees to increase or decrease the number of
Trustees,  to fill any vacancies on the Board which may occur for any reason,  including  any vacancies  created by any such  increase in the number of Trustees,  to set and alter the terms of office of the Trustees and to lengthen or lessen their own terms of office or make their terms of office of indefinite  duration,  all subject to the 1940
Act.  Unless otherwise provided by the By-Laws of the Trust, the Trustees need not be Shareholders.
                  2. A  Trustee  at any time may be  removed  either  with or  without  cause  by  resolution  duly adopted by the  affirmative  vote of the holders of two-thirds of the outstanding  Shares,  present in person or by proxy at any meeting of Shareholders  called for such purpose;  such a meeting shall be called by the Trustees when requested in writing to do so by the record holders of not less than ten per centum of the  outstanding  Shares.  A
Trustee may also be removed by the Board of Trustees as provided in the By-Laws of the Trust.
                  3. The  Trustees  shall make  available  a list of names and  addresses  of all  Shareholders  as recorded  on the  books of the  Trust,  upon  receipt  of the  request  in  writing  signed  by not  less  than ten
Shareholders (who have been  Shareholders for at least six months),  holding shares of the Trust valued at not less than  $25,000 at current  offering  price (as defined in the Trust's  Prospectus  and/or  Statement  of  Additional
Information)  or holding not less than 1% in amount of the entire  amount of Shares  issued and  outstanding;  such request must state that such  Shareholders  wish to communicate  with other  shareholders  with a view to obtaining signatures to a request for a meeting to take action  pursuant to Part 2 of this Article  SIXTH and be  accompanied by a form of communication to the  Shareholders.  The Trustees may, in their  discretion,  satisfy their obligation under this Part 3 by either making  available the Shareholder  list to such  Shareholders at the principal  offices of the Trust,  or at the offices of the Trust's  transfer  agent,  during regular  business  hours, or by mailing a copy of such communication and form of request, at the expense of such requesting Shareholders.
                  4. If and when the Trust  has  outstanding  two or more  series of  Shares  pursuant  to  Article
FOURTH of this  Declaration  of Trust,  each Series shall be considered as if it were a separate  common-law  Trust covered by Section  16(c) of the 1940 Act and Parts 2 and 3 of this Article  SIXTH.  However,  the Trust may at any time or from time to time  apply to the  Commission  for one or more  exemptions  from all or part of said  Section
16(c) of the 1940 Act,  and, if an  exemptive  order or orders are issued by the  Commission,  such order or orders shall be deemed part of Section 16(c) for the purposes of Parts 2 and 3 of this Article SIXTH.
         SEVENTH:  The  following  provisions  are  hereby  adopted  for the  purpose  of  defining,  limiting  and regulating the powers of the Trust, the Trustees and the Shareholders.
                  1.       As soon as any Trustee is duly  elected by the  Shareholders  or the  Trustees and shall have  accepted  this  Trust,  the Trust  estate  shall  vest in the new  Trustee  or  Trustees,  together  with the continuing Trustees, without any further act or conveyance, and he or she shall be deemed a Trustee hereunder.
                  2.       The  death,  declination,   resignation,  retirement,  removal,  or  incapacity  of  the
Trustees,  or any one of them,  shall not  operate  to annul the Trust or to revoke  any  existing  agency  created pursuant to the terms of this Declaration of Trust.
                  3.       The  assets  of the  Trust  shall be held  separate  and apart  from any  assets  now or hereafter held in any capacity other than as Trustee  hereunder by the Trustees or any successor  Trustees.  All of the assets of the Trust shall at all times be  considered  as vested in the Trustees.  No  Shareholder  shall have, as a holder of beneficial  interest in the Trust,  any authority,  power or right  whatsoever to transact  business for or on behalf of the Trust,  or on behalf of the  Trustees,  in  connection  with the  property or assets of the
Trust, or in any part thereof.
                  4.       The Trustees in all instances  shall act as  principals,  and are and shall be free from the control of the  Shareholders.  The Trustees  shall have full power and  authority to do any and all acts and to make and  execute,  and to  authorize  the  officers  and  agents  of the  Trust to make and  execute,  any and all contracts and  instruments  that they may consider  necessary or appropriate  in connection  with the management of the Trust.  The  Trustees  shall not in any way be bound or limited by present or future  laws or customs in regard to Trust  investments,  but shall have full  authority  and power to make any and all  investments  which they,  in their  uncontrolled  discretion,  shall  deem  proper to  accomplish  the  purpose  of this  Trust.  Subject to any applicable  limitation in this  Declaration of Trust or by the By-Laws of the Trust,  the Trustees shall have power and authority:
                  (a) to adopt By-Laws not  inconsistent  with this  Declaration of Trust providing for the conduct of the  business of the Trust and to amend and repeal  them to the extent  that they do not  reserve  that right to the Shareholders;
                  (b) to elect and remove such  officers and appoint and  terminate  such officers as they consider appropriate with or without cause;
                  (c) to employ a bank or trust  company as  custodian  of any  assets of the Trust  subject to any conditions set forth in this Declaration of Trust or in the By-Laws;
                  (d)  to retain a transfer agent and shareholder servicing agent, or both;
                  (e) to provide for the  distribution  of Shares  either  through a principal  underwriter  or the
         Trust itself or both;
                  (f)  to set record dates in the manner provided for in the By-Laws of the Trust;
                  (g) to delegate  such  authority as they  consider  desirable to any officers of the Trust and to any agent, custodian or underwriter;
                  (h) to vote or give assent,  or exercise any rights of ownership,  with respect to stock or other securities  or property  held in Trust  hereunder;  and to execute and deliver  powers of attorney to such person or persons as the  Trustees  shall deem  proper,  granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;
                  (i) to exercise  powers and rights of  subscription  or  otherwise  which in any manner arise out of ownership of securities held in trust hereunder;
                  (j) to hold any  security  or  property in a form not  indicating  any trust,  whether in bearer, unregistered  or other  negotiable  form,  or  either in its own name or in the name of a  custodian  or a nominee or  nominees,  subject in either  case to proper  safeguards  according  to the usual  practice of
         Massachusetts business trusts or investment companies;
                  (k) to consent to or  participate  in any plan for the  reorganization,  consolidation  or merger of any  corporation  or concern,  any security of which is held in the Trust;  to consent to any contract, lease,  mortgage,  purchase,  or sale of property  by such  corporation  or  concern,  and to pay calls or subscriptions with respect to any security held in the Trust;
                  (l) to  compromise,  arbitrate,  or otherwise  adjust  claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;
                  (m) to make,  in the  manner  provided  in the  By-Laws,  distributions  of income and of capital gains to Shareholders;
                  (n) to borrow  money to the extent and in the manner  permitted  by the 1940 Act and the  Trust's fundamental policy thereunder as to borrowing;
                  (o) to enter into  investment  advisory or  management  contracts,  subject to the 1940 Act, with any one or more corporations, partnerships, trusts, associations or other persons; and
                  (p) to  change  the  name of the  Trust or any  Class or  Series  of the  Trust as they  consider appropriate without prior shareholder approval.
                  5.       No one  dealing  with the  Trustees  shall be under any  obligation  to make any inquiry concerning  the  authority  of the  Trustees,  or to see to the  application  of  any  payments  made  or  property transferred to the Trustees or upon their order.
                  6.       (a) The  Trustees  shall  have no power to bind any  Shareholder  personally  or to call upon  any  Shareholder  for the  payment  of any sum of money  or  assessment  whatsoever  other  than  such as the
Shareholder  may at any time personally  agree to pay by way of  subscription to any Shares or otherwise.  There is hereby  expressly  disclaimed  shareholder  liability for the acts and obligations of the Trust.  Every note, bond, contract  or other  undertaking  issued by or on behalf of the Trust or the  Trustees  relating  to the Trust shall include a recitation  limiting the obligation  represented thereby to the Trust and its assets (but the omission of such recitation shall not operate to bind any Shareholder).
                           (b) Whenever  this  Declaration  of Trust calls for or permits any action to be taken by the  Trustees  hereunder,  such action  shall mean that taken by the Board of Trustees by vote of the majority of a quorum of Trustees as set forth from time to time in the By-Laws of the Trust or as required by the 1940 Act.
                           (c) The Trustees  shall possess and exercise any and all such  additional  powers as are reasonably  implied from the powers herein  contained  such as may be necessary or convenient in the conduct of any business  or  enterprise  of the  Trust,  to do and  perform  anything  necessary,  suitable,  or  proper  for  the accomplishment of any of the purposes, or the attainment of any one or more of the objects,  herein enumerated,  or which shall at any time appear  conducive to or expedient  for the  protection  or benefit of the Trust,  and to do and perform all other acts and things  necessary or  incidental to the purposes  herein  before set forth,  or that may be deemed necessary by the Trustees.
                           (d) The  Trustees  shall have the power,  to the extent not  inconsistent  with the 1940
Act, to  determine  conclusively  whether any moneys,  securities,  or other  properties  of the Trust are, for the purposes of this Trust,  to be  considered  as capital or income and in what manner any  expenses or  disbursements are to be borne as  between  capital  and income  whether or not in the  absence  of this  provision  such  moneys, securities,  or other  properties  would be regarded as capital or income and whether or not in the absence of this provision such expenses or disbursements would ordinarily be charged to capital or to income.
                  7.       The By-Laws of the Trust may divide the Trustees  into classes and  prescribe the tenure of office of the several  classes,  but no class of Trustee  shall be elected for a period  shorter  than that from the time of the election  following the division into classes  until the next meeting and  thereafter  for a period shorter than the interval  between  meetings or for a period  longer than five years,  and the term of office of at least one class shall expire each year.
                  8.       The Shareholders  shall have the right to inspect the records,  documents,  accounts and books of the Trust,  subject to reasonable  regulations of the Trustees,  not contrary to Massachusetts  law, as to whether and to what extent,  and at what times and places,  and under what conditions and  regulations,  such right shall be exercised.
                  9.       Any officer  elected or appointed  by the  Trustees or by any  committee of the Trustees may be removed at any time, with or without cause, by vote of the Trustees.
                  10.      If the By-Laws so provide,  the  Trustees  shall have power to hold their  meetings,  to have an office or offices and,  subject to the  provisions of the laws of  Massachusetts,  to keep the books of the
Trust outside of said  Commonwealth  at such places as may from time to time be  designated by them.  Action may be taken by the  Trustees  without a meeting by  unanimous  written  consent  or by  telephone  or  similar  method of communication.
                  11.      Securities  held by the Trust shall be voted in person or by proxy by the  President  or a Vice President,  or such officer or officers of the Trust as the Trustees shall designate for the purpose,  or by a proxy or proxies  thereunto duly authorized by the Trustees,  except as otherwise  ordered by vote of the holders of a majority of the Shares outstanding and entitled to vote in respect thereto.
                  12.      (a)  Subject to the  provisions  of the 1940 Act,  any  Trustee,  officer  or  employee, individually,  or any partnership of which any Trustee,  officer or employee may be a member, or any corporation or association  of which  any  Trustee,  officer  or  employee  may be an  officer,  director,  trustee,  employee  or stockholder,  may be a party to, or may be pecuniarily  or otherwise  interested in, any contract or transaction of the Trust, and in the absence of fraud no contract or other  transaction  shall be thereby affected or invalidated;
provided that in case a Trustee,  or a  partnership,  corporation  or  association  of which a Trustee is a member, officer,  director,  trustee, employee or stockholder is so interested,  such fact shall be disclosed or shall have been  known  to the  Trustees  or a  majority  thereof;  and any  Trustee  who is so  interested,  or who is also a director,  officer,  trustee,  employee or stockholder of such other corporation or a member of such partnership or association  which is so interested,  may be counted in determining the existence of a quorum at any meeting of the
Trustees  which shall  authorize  any such  contract or  transaction,  and may vote thereat to  authorize  any such contract  or  transaction,  with like force and effect as if he or she were not such  director,  officer,  trustee, employee  or  stockholder  of such other  trust or  corporation  or  association  or a member of a  partnership  so interested.
                           (b) Specifically,  but without  limitation of the foregoing,  the Trust may enter into a management or investment  advisory  contract or  underwriting  contract and other contracts with, and may otherwise do business  with any manager or investment  adviser for the Trust and/or  principal  underwriter  of the Shares of the Trust or any  subsidiary or affiliate of any such manager or investment  adviser and/or  principal  underwriter and may permit any such firm or corporation to enter into any contracts or other  arrangements  with any other firm or  corporation  relating to the Trust  notwithstanding  that the  Trustees of the Trust may be composed in part of partners,  directors,  officers or  employees of any such firm or  corporation,  and officers of the Trust may have been or may be or become  partners,  directors,  officers or employees of any such firm or corporation,  and in the absence of fraud the Trust and any such firm or corporation  may deal freely with each other,  and no such contract or  transaction  between the Trust and any such firm or  corporation  shall be  invalidated  or in any way affected thereby,  nor shall any  Trustee or officer of the Trust be liable to the Trust or to any  Shareholder  or creditor thereof or to any other  person for any loss  incurred by it or him or her solely  because of the  existence of any such  contract or  transaction;  provided  that nothing  herein shall  protect any director or officer of the Trust against any  liability  to the Trust or to its  security  holders to which he or she would  otherwise be subject by reason of willful  misfeasance,  bad faith,  gross  negligence or reckless  disregard of the duties involved in the conduct of his or her office.
                           (c) As used in this  paragraph  the  following  terms shall have the  meanings set forth below:
                    (i) the term  "indemnitee"  shall mean any  present or former  Trustee,  officer or employee of the Trust,  any present or former Trustee or officer of another trust or corporation  whose securities are or were  owned by the Trust or of which the Trust is or was a  creditor  and who  served or serves in such capacity at the request of the Trust,  and the heirs,  executors,  administrators,  successors and assigns of any of the foregoing;  however,  whenever conduct by an indemnitee is referred to, the conduct shall be that of the  original  indemnitee  rather than that of the heir,  executor,  administrator,  successor  or assignee;
                    (ii) the term "covered  proceeding"  shall mean any  threatened,  pending or completed  action, suit or proceeding,  whether civil, criminal,  administrative or investigative,  to which an indemnitee is or was a party or is  threatened  to be made a party by reason of the fact or facts  under which he or she or it is an indemnitee as defined above;
                    (iii)  the  term  "disabling  conduct"  shall  mean  willful  misfeasance,   bad  faith,  gross
         negligence or reckless disregard of the duties involved in the conduct of the office in question;
                    (iv) the term "covered expenses" shall mean expenses  (including  attorney's fees),  judgments, fines and amounts paid in  settlement  actually and  reasonably  incurred by an  indemnitee  in connection with a covered proceeding; and
                    (v) the term  "adjudication  of liability"  shall mean, as to any covered  proceeding and as to any indemnitee,  an adverse  determination as to the indemnitee  whether by judgment,  order,  settlement, conviction or upon a plea of nolo contendere or its equivalent.
                  (d) The Trust  shall not  indemnify  any  indemnitee  for any  covered  expenses  in any  covered proceeding if there has been an  adjudication of liability  against such  indemnitee  expressly based on a finding of disabling conduct.
                  (e) Except as set forth in paragraph  (d) above,  the Trust shall  indemnify any  indemnitee  for covered  expenses in any covered  proceeding,  whether or not there is an  adjudication of liability as to such  indemnitee,  if a  determination  has been  made  that the  indemnitee  was not  liable by reason of disabling  conduct  by (i) a final  decision  on the merits of the court or other  body  before  which the covered  proceeding  was brought;  or (ii) in the absence of such  decision,  a reasonable  determination, based on a review of the  facts,  by either  (a) the vote of a  majority  of  quorum of  Trustees  who are neither "interested  persons",  as defined in the 1940 Act nor parties to the covered proceedings,  or (b)
         an  independent  legal counsel in a written  opinion;  provided  that such Trustees or counsel,  in making such  determination,  may but need  not  presume  the  absence  of  disabling  conduct  on the part of the indemnitee by reason of the manner in which the covered proceeding was terminated.
                  (f) Covered  expenses  incurred by an indemnitee in connection  with a covered  proceeding  shall be advanced by the Trust to an indemnitee  prior to the final  disposition  of a covered  proceeding  upon the request of the  indemnitee  for such advance and the  undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately  determined  that the indemnitee is entitled to  indemnification hereunder,  but only if one or more of the  following  is the case:  (i) the  indemnitee  shall  provide a security for such  undertaking;  (ii) the Trust shall be insured  against losses arising out of any lawful advances;  or (iii) there  shall have been a  determination,  based on a review of the  readily  available facts (as opposed to a full  trial-type  inquiry)  that there is a reason to believe  that the  indemnitee ultimately  will be found entitled to  indemnification  by either  independent  legal counsel in a written opinion or by the vote of a majority  of a quorum of  trustees  who are  neither  "interested  persons" as defined in the 1940 Act nor parties to the covered proceeding.
                  (g) Nothing  herein  shall be deemed to affect the right of the Trust  and/or any  indemnitee  to acquire and pay for any  insurance  covering any or all  indemnitees  to the extent  permitted by the 1940
         Act or to affect any other  indemnification  rights to which any  indemnitee may be entitled to the extent permitted by the 1940 Act.
                  13.      For purposes of the  computation  of net asset value,  as in this  Declaration  of Trust referred to, the following rules shall apply:
                  (a) The net asset value per Share of any Series,  as of the time of valuation  on any day,  shall be the quotient  obtained by dividing the value,  as at such time, of the net assets of that Series (i.e., the value of the  assets of that  Series  less its  liabilities  exclusive  of its  surplus)  by the total number of Shares of that  Series  outstanding  at such  time.  The assets  and  liabilities  of any Series shall be determined in accordance  with  generally  accepted  accounting  principles;  provided,  however, that in  determining  the  liabilities  of any Series there shall be included  such  reserves for taxes or contingent  liabilities  as may be authorized or approved by the  Trustees,  and provided  further that in connection  with the accrual of any fee or refund payable to or by an investment  adviser of the Trust for such Series,  the amount of which accrual is not definitely  determinable  as of any time at which the net asset value of each Share of that Series is being  determined due to the contingent  nature of such fee or refund,  the Trustees are  authorized to establish  from time to time  formulae for such  accrual,  on the basis of the  contingencies in question to the date of such  determination,  or on such other bases as the
         Trustees may establish.
                  (1)      Shares  of a Series to be issued  shall be  deemed to be  outstanding  as of the time of the  determination  of the net asset  value per Share  applicable  to such  issuance  and the net price thereof shall be deemed to be an asset of that Series;
                  (2)      Shares of a Series to be redeemed by the Trust shall be deemed to be  outstanding  until the  time  of the  determination  of the net  asset  value  applicable  to  such  redemption  and thereupon and until paid the  redemption  price thereof shall be deemed to be a liability of that
                  Series; and
                  (3)      Shares of a Series  voluntarily  purchased  or  contracted  to be purchased by the Trust pursuant to the  provisions  of  paragraph 4 of Article  FIFTH shall be deemed to be  outstanding until  whichever  is the later of (i) the time of the  making of such  purchase  or  contract  of purchase,  and (ii) the time of which the purchase price is  determined,  and thereupon and until paid, the purchase price thereof shall be deemed to be a liability of that Series.
                  (b)      The Trustees are empowered,  in their absolute  discretion,  to establish other bases or times,  or both, for  determining  the net asset value per Share of any Series or Class in accordance with the 1940 Act and to authorize the voluntary  purchase by any Series or Class,  either  directly or through an agent,  of Shares of any Series or Class upon such terms and conditions and for such  consideration  as the Trustees shall deem advisable in accordance with any such provision, rule or regulation.
                  14.      Payment of the net asset  value per Share of any Class and Series  properly  surrendered to it for  redemption  shall be made by the Trust within  seven days,  or as  specified  in any  applicable  law or regulation,  after tender of such stock or request for redemption to the Trust for such purpose,  together with any additional  documentation  that may  reasonably  be required  by the Trust or its  transfer  agent to evidence  the authority  of the tenderor or to make such  requests  plus any period of time during which the right of the holders of the Shares of such Class of that  Series to require  the Trust to redeem  such  shares has been  suspended.  Any such  payment may be made in  portfolio  securities  of such Class of that Series  and/or in cash,  as the Trustees shall deem  advisable,  and no Shareholder  shall have a right,  other than as determined by the Trustees,  to have
Shares redeemed in kind.
                  15.      The  Trust  shall  have  the  right,  at  any  time  and  without  prior  notice  to the
Shareholder,  to redeem Shares of the Class and Series held by such Shareholder  held in any account  registered in the name of such  Shareholder  for its  current  net asset  value,  if and to the extent  that such  redemption  is necessary to reimburse either that Series or Class of the Trust or the distributor  (i.e.,  principal  underwriter)
of the Shares for any loss either has  sustained  by reason of the failure of such  Shareholder  to make timely and good payment for Shares  purchased or subscribed for by such  Shareholder,  regardless of whether such  Shareholder was a Shareholder  at the time of such purchase or  subscription,  subject to and upon such terms and conditions as the Trustees may from time to time prescribe.
            EIGHTH:  The name  "Oppenheimer"  included  in the name of the  Trust and of any  Series  shall be used pursuant to a royalty-free,  non-exclusive license from Oppenheimer Management  Corporation ("OMC"),  incidental to and as part of an advisory,  management or  supervisory  contract  which may be entered into by the Trust with OMC.
The license may be terminated by OMC upon  termination  of such  advisory,  management or  supervisory  contract or without  cause upon 60 days'  written  notice,  in which case  neither the Trust nor any Series or Class shall have any further right to use the name  "Oppenheimer"  in its name or otherwise and the Trust,  the Shareholders and its officers and Trustees  shall  promptly  take  whatever  action may be necessary to change its name and the names of any Series or Classes accordingly.
         NINTH:
                  1.       In case any  Shareholder  or former  Shareholder  shall be held to be personally  liable solely by reason of his being or having been a  Shareholder  and not because of his acts or  omissions  or for some other reason,  the Shareholder or former  Shareholder (or the  shareholder's  heirs,  executors,  administrators or other legal  representatives  or in the case of a  corporation  or other  entity,  its  corporate or other  general successor)  shall be entitled out of the Trust estate to be held  harmless  from and  indemnified  against all loss and expense arising from such liability.  The Trust shall,  upon request by the Shareholder,  assume the defense of any such claim made  against any  Shareholder  for any act or  obligation  of the Trust and  satisfy  any  judgment thereon.
                  2.       It is hereby  expressly  declared that a trust and not a partnership is created  hereby.
No individual  Trustee  hereunder shall have any power to bind the Trust,  the Trust's officers or any Shareholder.
All persons  extending  credit to, doing business with,  contracting  with or having or asserting any claim against the  Trust or the  Trustees  shall  look  only to the  assets of the  Trust  for  payment  under  any such  credit, transaction,  contract or claim; and neither the Shareholders  nor the Trustees,  nor any of their agents,  whether past,  present or future,  shall be personally  liable  therefor;  notice of such disclaimer shall be given in each agreement,  obligation  or  instrument  entered  into or  executed  by the Trust or the  Trustees.  Nothing in this
Declaration  of Trust shall  protect a Trustee  against any  liability  to which such  Trustee  would  otherwise be subject by reasons of  willful  misfeasance,  bad faith,  gross  negligence  or  reckless  disregard  of the duties involved in the conduct of the office of Trustee hereunder.
                  3.       The  exercise by the  Trustees of their  powers and  discretion  hereunder in good faith and with  reasonable  care under the  circumstances  then  prevailing,  shall be binding upon everyone  interested.
Subject to the  provisions  of paragraph 2 of this Article  NINTH,  the Trustees  shall not be liable for errors of judgement  or mistakes of fact or law.  The  Trustees  may take advice of counsel or other  experts with respect to the  meaning and  operations  of this  Declaration  of Trust,  contracts,  obligations,  transactions  or any other business the Trust may enter into,  and subject to the  provisions of paragraph 2 of this Article  NINTH,  shall be under no  liability  for any act or omission in  accordance  with such advice or for failing to follow such advice.
The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.
                  4.       This Trust shall  continue  without  limitation of time but subject to the provisions of sub-sections (a), (b), (c) and (d) of this paragraph 4.
                  (a) The  Trustees,  with the  favorable  vote of the holders of a majority as defined in the 1940
         Act,  of the  outstanding  Shares of any one or more  Series  entitled  to vote,  may sell and  convey the assets  of that  Series  (which  sale may be  subject  to the  retention  of  assets  for the  payment  of liabilities  and expenses) to another  issuer for a  consideration  which may be or include  securities of such  issuer.  Upon making  provision  for the payment of  liabilities,  by  assumption  by such issuer or otherwise,  the  Trustees  shall  distribute  the  remaining  proceeds  ratably  among the  holders of the outstanding Shares of the Series the assets of which have been so transferred.
                  (b) The  Trustees,  with the  favorable  vote of the holders of a majority as defined in the 1940
         Act,  of the  outstanding  Shares of any one or more  Series  entitled  to vote,  may at any time sell and convert  into  money all the  assets  of that  Series.  Upon  making  provisions  for the  payment  of all outstanding  obligations,  taxes and  other  liabilities,  accrued  or  contingent,  of that  Series,  the
         Trustees  shall  distribute  the  remaining  assets  of that  Series  ratably  among  the  holders  of the outstanding Shares of that Series.
                  (c) The  Trustees,  with the  favorable  vote of the holders of a majority as defined in the 1940
         Act, of the outstanding  Shares of any one or more Series entitled to vote, may otherwise  alter,  convert or transfer the assets of that Series.
                  (d) Upon  completion of the  distribution  of the remaining  proceeds or the remaining  assets as provided in  sub-sections  (a) and (b), and in subsection (c) where  applicable,  the Series the assets of which  have  been so  transferred  shall  terminate,  and if all the  assets  of the  Trust  have  been so transferred,  the Trust  shall  terminate  and the  Trustees  shall be  discharged  of any and all further liabilities and duties  hereunder and the right,  title and interest of all parties shall be cancelled and discharged.
                  5.       The original or a copy of this  instrument and of each restated  declaration of trust or instrument  supplemental  hereto  shall  be kept at the  office  of the  Trust  where  it may be  inspected  by any
Shareholder.  A copy of this instrument and of each  supplemental  or restated  declaration of trust shall be filed with the  Massachusetts  Secretary of State,  as well as any other  governmental  office where such filing may from time to time be required.  Anyone  dealing with the Trust may rely on a  certificate  by an officer of the Trust as to whether or not any such  supplemental or restated  declarations of trust have been made and as to any matters in connection  with the  Trust  hereunder,  and with the same  effect as if it were the  original,  may rely on a copy certified  by an officer  of the Trust to be a copy of this  instrument  or of any such  supplemental  or  restated
declaration  of  trust.  In  this  instrument  or in any  such  supplemental  or  restated  declaration  of  trust, references to this  instrument,  and all expressions  like "herein",  "hereof" and  "hereunder"  shall be deemed to refer to this  instrument as amended or affected by any such  supplemental or restated  declaration of trust.  This instrument may be executed in any number of counterparts, each of which shall be deemed as an original.
                  6.       The Trust set forth in this  instrument  is created  under and is to be  governed by and construed and administered  according to the laws of the Commonwealth of  Massachusetts.  The Trust shall be of the type commonly called a Massachusetts  business trust,  and without  limiting the provisions  hereof,  the Trust may exercise all powers which are ordinarily exercised by such a trust.
                  7.       The Board of Trustees is  empowered  to cause the  redemption  of the Shares held in any account if the aggregate  net asset value of such Shares  (taken at cost or value,  as determined by the Board) has been reduced to $500 or less upon such notice to the  shareholder  in question,  with such  permission  to increase the  investment  in question and upon such other terms and  conditions  as may be fixed by the Board of Trustees in accordance with the 1940 Act.
                  8.       In the event that any person  advances the  organizational  expenses of the Trust,  such advances  shall become an obligation  of the Trust subject to such terms and  conditions as may be fixed by, and on a date fixed by, or  determined  with  criteria  fixed by the Board of Trustees,  to be amortized  over a period or periods to be fixed by the Board.
                  9.       Whenever  any action is taken under this  Declaration  of Trust under any  authorization to take action  which is  permitted  by the 1940 Act or any other  applicable  law,  such action shall be deemed to have been  properly  taken if such  action is in  accordance  with the  construction  of the 1940 Act or such other applicable  law then in effect as expressed in "no action"  letters of the staff of the  Commission or any release,
rule,  regulation  or  order  under  the  1940  Act  or  any  decision  of  a  court  of  competent   jurisdiction,
notwithstanding  that any of the foregoing shall later be found to be invalid or otherwise  reversed or modified by any of the foregoing.
                  10.      Any action which may be taken by the Board of Trustees  under this  Declaration of Trust or its By-Laws  may be taken by the  description  thereof in the then  effective  Prospectus  and/or  Statement  of
Additional  Information  relating to the Shares under the Securities  Act of 1933 or in any proxy  statement of the
Trust rather than by formal resolution of the Board.
                  11.      Whenever  under  this  Declaration  of Trust,  the Board of  Trustees  is  permitted  or required to place a value on assets of the Trust,  such action may be delegated by the Board,  and/or determined in accordance with a formula determined by the Board, to the extent permitted by the 1940 Act.
                  12.      If authorized by vote of the Trustees and, if a vote of  shareholders  is required under this  Declaration  of Trust,  the favorable  vote of the holders of a "majority" as defined in the 1940 Act, of the outstanding  Shares  entitled  to vote,  or by any  larger  vote which may be  required  by  applicable  law in any particular  case,  the Trustees shall amend or otherwise  supplement  this  instrument,  by making a Declaration of
Trust  supplemental  hereto,  which  thereafter  shall  form a part  hereof;  any  such  Supplemental  or  Restated
Declaration  of Trust may be executed  by and on behalf of the Trust and the  Trustees by an officer or officers of the Trust.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of this 7th day of June, 2002.

/s/ Robert G. Galli                                                    /s/ Edward V. Regan
--------------------------                                             --------------------------
Robert G. Galli                                                        Edward V. Regan
11-54 Shearwater Court                                                 40 Park Avenue
Jersey City, NJ  07305                                                 New York, NY  10016

/s/ Leon Levy                                                          /s/ Russell Reynolds, Jr.
--------------------------                                             --------------------------
Leon Levy                                                              Russell Reynolds, Jr.
One Sutton Place South                                                 39 Clapboard Ridge Road
New York, NY  10022                                                    Greenwich, CT  06830

/s/ Benjamin Lipstein                                                  /s/ Donald W. Spiro
--------------------------                                             --------------------------
Benjamin Lipstein                                                      Donald W. Spiro
591 Breezy Hill Road                                                   399 Ski Trail
Hillsdale, NY  12529                                                   Kinnelon, NJ  07405

/s/ John V. Murphy                                                     /s/ Pauline Trigere
--------------------------                                             --------------------------
John V. Murphy                                                         Pauline Trigere
1295 State Street                                                      525 Park Avenue
Springfield, MA 01111                                                  New York, NY  10021

/s/ Elizabeth B. Moynihan                                              /s/ Clayton K. Yeutter
--------------------------                                             --------------------------
Elizabeth B. Moynihan                                                  Clayton K. Yeutter
801 Pennsylvania Avenue                                                1325 Merrie Ridge Road
Washington, DC  20004                                                  McLean, VA  22101

/s/ Kenneth A. Randall
--------------------------
Kenneth a Randall
6 Whittaker's Mill
Williamsburg, VA  23185